Related party transactions	6 Months Ended
Jun. 30, 2023
Related party transactions [abstract]
Related party transactions

10. Related party transactions

Balances and transactions between the Company and its subsidiaries, which are related parties of the Company, have been eliminated on consolidation and are not disclosed in this note. Details of transactions between the Company and other related parties are disclosed below and in other notes according to the nature of the transactions. These transactions have been recorded at the exchange amount, meaning the amount agreed to between the parties.

At June 30, 2023, a former CEO had a balance of $197 ($197 at December 31, 2022), owing to the Company under a tax equalization program. The amount is required to be repaid to the Company following the receipt of a refund by the former employee from the taxation authority for each of the two years covered by the program. At December 31, 2022, the Company received the reimbursment of the first year. The remaining amount is expected to be received once the tax return of the second and final year of the program has been assessed by the appropriate government agencies.

All material transactions with SALP are disclosed in notes 7, 8 and 11 where the particular transactions are disclosed, and otherwise in this note.

During the quarter and six months ended June 30, 2023, the Company also recorded legal expenses of $53 and $117, respectively ($46 and $205 for the quarter and six months ended June 30, 2022), incurred by SALP, that is required to be reimbursed pursuant to the subscription agreement signed with SALP on April 14, 2019.

In connection with the milestone event that resulted from the nomination of LMNL6326 as the lead preclinical candidate for the OXER1 program, a cash payment of $188 was made to a Board member, who is also a consultant to the Company.